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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the use in this Registration Statement on Form S-4 of PMC-Sierra, Inc. of our report dated August 11, 1999, except as to Note 10, which is as of December 28, 1999, relating to the financial statements of Quantum Effect Devices, Inc., which appear in such Registration Statement. We also consent to the reference to us under the headings "Experts" in such Registration Statement.

/s/ PRICEWATERHOUSECOOPERS LLP

San Jose, California
July 18, 2000